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                                                                    EXHIBIT 10.1


                             FIFTH MODIFICATION OF
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS MODIFICATION is made and entered into as of this 10th day of October, 1996, among MEDAPHIS CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower"), the banks and other lending institutions listed on Annex I attached to the Credit Agreement described below (collectively, the "Lenders") and SUNTRUST BANK, ATLANTA, a Georgia banking corporation formerly known as Trust Company Bank, in its capacity as the Agent for the Lenders pursuant to Article X of such Credit Agreement (the "Agent").

                               STATEMENT OF FACTS

         Pursuant to that certain Amended and Restated Credit Agreement, dated as of August 13, 1993, among Borrower, the Lenders signatory thereto and the Agent, as amended by the First Modification of Amended and Restated Credit Agreement, dated as of July 1, 1994, among such parties, the Second Modification of Amended and Restated Credit Agreement, dated as of November 23, 1994, among such parties, the Third Modification of Amended and Restated Credit Agreement dated as of March 17, 1995 among such parties, and the Fourth Modification of Amended and Restated Credit Agreement dated as of January 31, 1996, among such parties (collectively, the "Credit Agreement"), such Lenders agreed to provide Borrower with certain credit facilities on the terms and conditions set forth in the Credit Agreement (all capitalized terms used in this Modification and which are not otherwise expressly defined herein shall have the respective meanings given such terms in the Credit Agreement).

         The parties are entering into this Modification in order to extend the Credit Expiration Date from March 17, 1997 to March 17, 1998, all in accordance with and subject to the terms and conditions hereinafter set forth in this Modification.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth, as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

                               STATEMENT OF TERMS

         SECTION 1. MODIFICATION OF CREDIT AGREEMENT. Subject to the terms and conditions of this Modification (including without limitation the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth in Section 3 below), the parties hereby agree to modify the Credit Agreement in the following respects:

         (A) Section 1.01 of the Credit Agreement shall be amended by deleting the definition therein of the term "Credit Expiration Date" and by substituting in lieu thereof the following new definition of such term:
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                      "Credit Expiration Date" shall mean March 17, 1998,
             as such date may be extended, accelerated or amended from time to time pursuant to this Agreement.

         (B) Schedule 6.01(b) and Schedule 6.01(c) to the Credit Agreement shall be deleted and the new Schedule 6.01(b) and Schedule 6.01(c) attached hereto shall be substituted in lieu thereof respectively.

         SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Modification shall become effective, from and after the date hereof, upon the satisfaction of each and every one of the following conditions to such effectiveness:

         (A) The Agent shall have received the following documents in form and substance reasonably satisfactory to the Agent (collectively, the "Supplemental Credit Documents"):

                  (i) This Modification duly completed and executed by Borrower, the Agent and the Lenders;

                  (ii) The written consent of each of the Guarantors to the execution, delivery and performance of this Modification which consent shall be evidenced by such Guarantor's signing one or more counterparts of this Modification in the appropriate space indicated below;

                  (iii) A certificate of the Borrower in substantially the form of Attachment 1 attached hereto, duly executed and appropriately completed; and

                  (iv) An opinion letter from the Associate General Counsel for the Borrower and the Guarantors in the form of Attachment 2 attached hereto (subject to such changes therein as may be acceptable to the Agent and the Lenders);

         (B) Each and every representation and warranty of Borrower set forth in Section 3 below shall be true and correct in all material respects as of the date of and after giving effect to this Modification; and

         (C) There shall not exist as of the date of and after giving effect to this Modification any Default or Event of Default under the Credit Agreement as amended by this Modification (other than any Default or Event of Default which may arise by virtue of the charges anticipated to be taken by Borrower in its third fiscal quarter of 1996).

         SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lenders and the Agent that (a) each of Borrower and the Guarantors has all requisite corporate power and authority to execute and deliver the Supplemental Credit Documents to which it is a party and to perform its obligations under such Supplemental Credit Documents, and the Supplemental Credit Documents to which each such Credit Party is a party have been duly authorized by all requisite corporate action on the part of such Credit Party, have been duly executed and delivered by authorized officers of such Credit Party, and constitute valid obligations of such


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Credit Party, legally binding upon and enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (b) after giving effect to this Modification,
(i) no Default or Event of Default is existing under the Credit Agreement on and as of the date of this Modification (other than any Default or Event of Default which may arise by virtue of the charges anticipated to be taken by Borrower in its third fiscal quarter of 1996) and (ii) the representations and warranties of the Borrower set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date of this Modification as if made on and as of each of such date (except as to the extent that any of such representations or warranties relates to a specific prior date or period).

         SECTION 4. NO WAIVER. Borrower acknowledges that nothing contained herein is a waiver by the Lenders of any Default or Event of Default which may arise by virtue of the charges anticipated to be taken by Borrower in its third quarter of 1996.

         SECTION 5. AGENT EXPENSES. Without limiting its obligations under the Credit Agreement, the Borrower agrees to pay on demand all of the Agent's reasonable attorneys' fees and expenses and all other reasonable out-of-pocket costs incurred by the Agent in connection with its evaluation, negotiation, documentation or consummation of this Modification, the other Supplemental Credit Documents and the transactions contemplated hereby or thereby.

         SECTION 6. CHANGE IN LENDER. The parties acknowledge that on or about January 31, 1996, Bank South was merged with and into NationsBank of Georgia, N.A., with the latter being the surviving corporation (such surviving corporation being herein called "NationsBank"), and that NationsBank also has changed its name to NationsBank, N.A. (South). As a result of such merger, NationsBank has acquired and assumed all of Bank South's rights and obligations under the Credit Agreement. Annex I to the Credit Agreement is hereby deleted and replaced with Annex I attached hereto, which revised annex reflects such acquisition and assumption. Upon NationsBank's surrender to the Agent of its and Bank South's existing Revolving Loan Notes, Borrower shall execute and deliver to NationsBank a replacement Revolving Loan Note payable to such Lender in the stated principal amount equal to its and Bank South's combined Revolving Loan Commitment.

         SECTION 7. MISCELLANEOUS. (A) Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be a reference to the Credit Agreement as hereby amended and as the same may be further amended, supplemented or otherwise modified and in effect from time to time hereafter.

         (B) This Modification may be executed in a number of several counterparts, each of which shall be identical and all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Modification by signing one or more of such counterparts.

         (C) This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia (without giving effect to its conflicts of law rules).

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         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above written and Borrower has caused its seal to be hereunto affixed as of such date.

                                            BORROWER:

(CORPORATE SEAL)                            MEDAPHIS CORPORATION

ATTEST:
                                            By: /s/ MEDAPHIS CORPORATION
                                               ------------------------------
/s/ Peggy B. Sherman
--------------------------
Assistant Secretary

                                  AGENT:

                                  SUNTRUST BANK, ATLANTA, AS AGENT


                                  By: /s/ SUNTRUST BANK, ATLANTA
                                     ------------------------------

                                  LENDERS:

                                  SUNTRUST BANK, ATLANTA,
                                  AS A LENDER


                                  By: /s/ SUNTRUST BANK, ATLANTA
                                     ------------------------------


                    (Signatures continued on following page)

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                   (Signatures continued from preceding page)


                                  THE CHASE MANHATTAN BANK, N.A.,
                                  AS A LENDER


                                  By: /s/ THE CHASE MANHATTAN BANK, N.A.
                                     -----------------------------------

                                  CREDITANSTALT-BANKVEREIN, AS A LENDER


                                  By: /s/ CREDITANSTALT-BANKVEREIN
                                     ------------------------------

                                  NATIONSBANK, N.A. (SOUTH), AS A LENDER

                                  By: /s/ NATIONSBANK, N.A. (SOUTH)
                                     ------------------------------

                                  PNC BANK, N.A., AS A LENDER

                                  By: /s/ PNC BANK, N.A.
                                     ------------------------------

                                  WACHOVIA BANK OF GEORGIA, N.A., AS A LENDER


                                  By: /s/ WACHOVIA BANK OF GEORGIA, N.A.
                                     -----------------------------------


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